EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the quarterly report of American Petro-Hunter Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2013, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers, certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

            (1)        the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 11, 2013

/s/ Robert B. McIntosh
Robert B. McIntosh
President, Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)